UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2010

AMERIGROUP Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia		23462
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(757) 490-6900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 12, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of AMERIGROUP Corporation (the “Company”) approved amendments to the Company’s Amended and Restated 2005 Executive Deferred Compensation Plan to provide for subsequent deferral elections by participants and to allow for the electronic submission of enrollment and other forms. The Committee also approved amendments to the Company’s 2005 Non-Employee Deferred Compensation Plan to allow for the electronic submission of enrollment and other forms. The amendments to the above referenced plans also included other administrative and non-substantive changes.

The above description is qualified in its entirety by reference to the AMERIGROUP Corporation Amended and Restated 2005 Executive Deferred Compensation Plan and the AMERIGROUP Corporation Amended and Restated 2005 Non-Employee Deferred Compensation Plan, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s 2010 Annual Meeting of Stockholders on May 13, 2010, Kay Coles James, Hala Moddelmog and Uwe E. Reinhardt, Ph.D. were re-elected as Directors to serve for a three-year term ending at the Annual Meeting in 2013.  The final votes with respect to each nominee are set forth below:

	Total Votes for	Total Votes Withheld	Total Broker
	Each Director	From Each Director	Non-votes
Kay Coles James	46,392,605	558,460	1,388,902

Hala Moddelmog	46,727,035	224,030	1,388,902

Uwe E. Reinhardt, Ph.D.	46,725,245	225,820	1,388,902

Also at the Annual Meeting, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The final votes with respect to this proposal are set forth below:

	Total Votes For	Total Votes Against	Total Votes Abstain
Appointment of KPMG LLP	46,047,770	2,289,252	2,945

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2005 Executive Deferred Compensation Plan
10.2	Amended and Restated 2005 Non-Employee Deferred Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation

May 18, 2010	By:	Stanley F. Baldwin

Name: Stanley F. Baldwin
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2005 Executive Deferred Compensation Plan
10.2	Amended and Restated 2005 Non-Employee Deferred Compensation Plan